                            SCHEDULE 14a INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
    (2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to (S)240.14a-12

                            PETROCORP INCORPORATED
-----------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)
-----------------------------------------------------------------------
Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

            -----------------------------------------------------------
         2) Aggregate number of securities to which transaction applies:

            -----------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            -----------------------------------------------------------
         4)  Proposed maximum aggregate value of transaction:

            -----------------------------------------------------------
         5)  Total fee paid:

            -----------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

        ---------------------------------------------------------------
         2) Form, Schedule or Registration Statement No.:

        ---------------------------------------------------------------
         3) Filing Party:

        ---------------------------------------------------------------
         4) Date Filed:

        ---------------------------------------------------------------

                             PETROCORP INCORPORATED
                             6733 South Yale Avenue
                              Tulsa, Oklahoma 74136

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             to be held May 29, 2003

To the Shareholders of
PetroCorp Incorporated:

         Notice is hereby given that the Annual Meeting of Shareholders of PetroCorp Incorporated will be held at the Tulsa Room, 9th Floor, Bank of Oklahoma Tower, 1 Williams Center, Tulsa, Oklahoma 74172, at 11:00 a.m., Tulsa time, on Thursday, May 29, 2003, for the following purposes:

         1. To elect four persons to serve as directors of the classified Board of Directors until the 2006 annual meeting and until their successors are elected and have qualified; and,

         2. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

         Shareholders of record at the close of business on April 21, 2003 will be entitled to notice of and to vote at the Annual Meeting and any adjournment or adjournments thereof. A copy of the Company's Annual Report on Form 10-K is enclosed.

         Shareholders are cordially invited to attend the Annual Meeting in person. If you plan to attend the 2003 annual meeting of shareholder of PetroCorp Incorporated, please take note of the following: DUE TO SECURITY MEASURES IN PLACE AT THE BANK OF OKLAHOMA TOWER, IT WILL BE NECESSARY FOR YOU TO CHECK IN AT THE WILLIAMS SECURITY DESK ON THE PLAZA LEVEL OF THE TOWER. YOU WILL BE REQUIRED TO SURRENDER YOUR DRIVER'S LICENSE IN EXCHANGE FOR A VISITOR PASS. YOUR DRIVER'S LICENSE WILL BE RETURNED TO YOU WHEN YOU DEPART THE BUILDING AND RETURN THE VISITOR PASS.

         Those who will not attend and who wish their shares voted are requested to sign, date and mail promptly the enclosed proxy for which a stamped return envelope is provided.

                           By Order of the Board of Directors,


                           Steven R. Berlin, Secretary

Tulsa, Oklahoma
April 25, 2003

         WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY. IF YOU ATTEND THE ANNUAL MEETING, YOU CAN VOTE EITHER IN PERSON OR BY YOUR PROXY.

                             PETROCORP INCORPORATED
                             6733 South Yale Avenue
                              Tulsa, Oklahoma 74136

                              --------------------

                                 PROXY STATEMENT

                              --------------------

                    SOLICITATION AND REVOCABILITY OF PROXIES

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of PetroCorp Incorporated, a Texas corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on Thursday, May 29, 2003, at the Tulsa Room, 9th Floor, Bank of Oklahoma Tower, 1 Williams Center, Tulsa, Oklahoma 74172, at 11:00 a.m., Tulsa time, and at any adjournment or adjournments thereof (such meeting and adjournment(s) thereof referred to as the "Annual Meeting"). It is anticipated that the proxy and this Proxy Statement will be mailed to shareholders on or about April 25, 2003.

         In addition to solicitation by mail, solicitation of proxies may be made by personal interview, special letter, telephone or telegraph by the officers, directors and employees of the Company. Brokerage firms will be requested to forward proxy materials to beneficial owners of shares registered in the names of such firms and will be reimbursed for their expenses. The cost of solicitation of proxies will be paid by the Company.

         A proxy received by the Company may be revoked by the shareholder giving the proxy at any time before it is exercised. A shareholder may revoke a proxy by notification in writing to the Company at 6733 South Yale Avenue, Tulsa, Oklahoma 74136, Attention: Secretary. A proxy may also be revoked by execution of a proxy bearing a later date or by attendance at the Annual Meeting and voting by ballot. A proxy in the form accompanying this Proxy Statement, when properly executed and returned, will be voted in accordance with the instructions contained therein. A proxy received by the Company which does not withhold authority to vote or on which no specification has been indicated will be voted in favor of the nominees for director named in this Proxy Statement.

         A quorum for the transaction of business at the Annual Meeting will be present if the holders of a majority of the shares of Common Stock entitled to vote are represented at the Annual Meeting in person or by proxy. Abstentions and broker non-votes are counted as present in determining whether the quorum requirement is satisfied. Directors will be elected by a plurality of the votes cast by the holders at the Annual Meeting. Abstentions from voting on any matter will be included in the voting tally and will have the same effect as a vote withheld on the election of directors.

         At the date of this Proxy Statement, management of the Company does not know of any business to be presented at the Annual Meeting other than those matters set forth in the Notice accompanying this Proxy Statement. If any other business should properly come before the Annual Meeting, it is intended that the shares represented by proxies will be voted with respect to such business in accordance with the judgment of the persons named in the proxy.

             COMMON STOCK OUTSTANDING AND PRINCIPAL HOLDERS THEREOF

         The Board of Directors has fixed the close of business on April 21, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. On April 1, 2003, there were outstanding 12,656,726 shares of common stock, par value $.01 per share, of the Company. Holders as of the record date will be entitled to one vote for each share of common stock held of record by them for each proposition presented at the Annual Meeting.

Beneficial Ownership of Common Stock

         The following table sets forth information with respect to the shares of Common Stock owned of record and beneficially as of April 1, 2003 by all persons who own of record or are known by the Company to own beneficially more than 5% of the outstanding Common Stock, by each director, nominee for director and executive officer set forth on the "Summary Compensation Table," and by all directors and executive officers as a group:

                                                        Outstanding        Option           Total         Percent of
Beneficial Owner (4)                                      Shares          Shares(6)       Ownership          Class
--------------------                                      ------          ---------       ---------          -----
George B. Kaiser
6733 South Yale
Tulsa, OK 74136(a)                                        4,804,962               0        4,804,962          38.0%
Kaiser-Francis Oil Company
6733 South Yale
Tulsa, OK 74136(b)                                        4,804,962               0        4,804,962          38.0%
Otter Creek Partners I, L.P.
400 Royal Palm Way, Suite 204
Palm Beach, FL 33480(c)                                     708,430               0          708,430           5.6%
St. Paul Fire and Marine Insurance Company
385 Washington Street
St. Paul, MN 55102                                        1,731,000               0        1,731,000          13.7%
Royce & Associates, Inc.
1414 Ave. of the Americas
New York, NY 10009                                        1,226,400               0        1,226,400           9.7%
Thomas N. Amonett (1)                                         1,000          22,000           23,000            (3)
Steven R. Berlin (1)(2)(d)                                4,807,167          20,000        4,827,167          38.1%
Gary R. Christopher (1)(2)                                    3,500          85,650           89,150            (3)
Paul J. Coughlin, III (1)(e)                                 26,005          10,000           36,005            (3)
Richard L. Dunham (2)                                         5,000          45,000           50,000            (3)
Mark W. Files (1)                                                 0          15,000           15,000            (3)
Thomas R. Fuller (1)(f)                                      47,403          17,300           64,703            (3)
W. Neil McBean (1)                                          137,206          46,000          183,206           1.4%
Lealon L. Sargent (1)(g)                                    209,845          47,000          256,845           2.0%
Robert C. Thomas (1)                                          1,000          22,000           23,000            (3)

All directors and executive officers as
a group (10) persons(h)                                   5,238,126         329,950        5,567,076          44.0%

 --------
(1) Director

(2) Executive Officer
(3) Less than 1%
(4) Pursuant to a management agreement with PetroCorp, Kaiser-Francis provides management services for PetroCorp. As such, the executive officers of PetroCorp, with the exception of Messrs. Christopher and Dunham, are employed by Kaiser-Francis and are not compensated by PetroCorp, other than through the receipt of stock options. None of the PetroCorp stock option grants to Kaiser-Francis employees exceed $100,000 in value per annum. As such, the beneficial owner table above contains information only for Mr. Christopher, Mr. Dunham and Mr. Berlin, who also serves as a director of PetroCorp.
(5) All percentages are rounded to the nearest tenth and are based upon the number of shares outstanding as of the date set forth above. For purposes of computing the percentage of the outstanding shares owned by the persons described in the table, any shares such persons are deemed to own by having a right to acquire such shares by exercise of an option are included but shares acquirable by other persons by the exercise of stock options are not included.
(6) Represents shares of common stock which may be acquired on April 1, 2002 or 60 days thereafter through the exercise of options.
(a) Includes 4,327,457 shares owned directly by Kaiser-Francis. Mr. Kaiser owns 78.23% of the capital stock of GBK Corporation. Affiliates of Kaiser own the remaining 21.77% of the capital stock of GBK Corporation. GBK Corporation owns all of the capital stock of Kaiser-Francis Oil Company.
(b) Includes 477,505 shares owned directly by George B. Kaiser. Mr. Kaiser owns 78.23% of the capital stock of GBK Corporation. Affiliates of Kaiser own the remaining 21.77% of the capital stock of GBK Corporation. GBK Corporation owns all of the capital stock of Kaiser-Francis Oil Company.
(c) Otter Creek Partners I, L.P. ("OCP"), Otter Creek International Ltd. ("OCI") and HHMI XIII, L.L.C. ("HH") are considered a "group" pursuant to Rule 13d-3. Otter Creek Management, Inc. manages investments for OCP, OCI and HH by making investment decisions for them, including the decision to invest in PetroCorp. The amount beneficially owned by each party is as follows: OCP, 222,314 shares; OCI, 390,016 shares; HH, 96,100 shares.
(d) Includes 4,804,962 shares beneficially owned by Kaiser-Francis. Mr. Berlin is an employee of Kaiser-Francis and may be deemed to be the beneficial owner of these shares. Mr. Berlin disclaims beneficial ownership of these shares. (e) Includes 26,005 shares owned by Longroad Partners, L.P.
(f) Includes 31,390 shares owned by Michmatt, LTD.
(g) Includes 1,225 shares owned by Mr. Sargent's wife, Elizabeth Sargent.
(h) Includes certain shares as to which beneficial ownership is disclaimed by Mr. Berlin. If the 4,804,962 shares as to which beneficial ownership disclaimed by Mr. Berlin were excluded, the percentage of officers and directors as a group would be 6.0%.

                              ELECTION OF DIRECTORS

         The Company's Board of Directors is composed of nine persons who hold office for staggered three-year terms. Four directors are to be elected at the Annual Meeting as Class I directors to serve until their terms expire in 2006. If, for any reason, at the time of the election one or more of such nominees should be unable to serve, the proxy will be voted for a substitute nominee or nominees selected by the Board of Directors.

         Unless authority is withheld, duly executed proxies will be voted for the election of Messrs. Coughlin, Files, Fuller and Sargent to hold office until the annual meeting of shareholders to be held in the year 2006, and until each of their respective successors is elected and qualified.

            THE COMPANY RECOMMENDS VOTING "FOR" EACH OF THE NOMINEES.

Nominees for Director

         The following table sets forth the name and age of each nominee listed in the enclosed form of proxy for Class I directors to hold office until the annual meeting of shareholders to be held in the year 2006, his principal position with the Company and his term as director of the Company.

    Name                                Age       Term Expires         Director Since
    ----                                ---       ------------         --------------
    Paul J. Coughlin, III
    Director                            38            2003            2001 to present

    Mark W. Files
    Director                            61            2003            2000 to present

    Thomas R. Fuller
    Director                            55            2003            2001 to present

    Lealon L. Sargent
    Chairman of the Board               72            2003            1983 to present

         Paul J. Coughlin, III has been a director of PetroCorp since 2001. Mr. Coughlin is the founder of Longroad Asset Management, LLC, a private investment fund in Stamford, Connecticut. From October 1992 to August 2001, he was the co-founder and General Partner of CoMac Partners, L.P., a private investment fund, and its affiliates. From August 1991 to September 1992, Mr. Coughlin was a Portfolio Manager in the Distressed Securities Investment Group at Whitehead/Sterling. From 1988 to 1990, he was a Portfolio Manager of Distressed Securities at Halcyon Investment/Alan B. Slifka & Company in New York, NY. From 1987 to 1988, he was a Senior Analyst at Deltec Securities, specializing in Special Situations and Distressed investment. From 1986 to 1987, Mr. Coughlin was in the Management Training Program at the Irving Trust Co. (now The Bank of New York). Mr. Coughlin also serves as Chairman of the Board for Aluma Systems Inc. and as a director of Washington Aluminum Corp.

         Mark W. Files has been a director of PetroCorp since 2000. Since 1993, he has been a member of the firm, Graham Partners, LLC, a company engaged in consulting for emerging businesses on growth strategies. Prior to such time, he was the Chief Financial Officer of Graham Resources, an independent oil and gas company.

         Thomas R. Fuller has been a director of PetroCorp since 2001. Mr. Fuller is a partner in Diverse Energy Investments, an oil and gas property acquisition company. He has been with the company since it was formed in 1985. Mr. Fuller formerly held positions with Hillin Oil Company, First City National Bank and Exxon Company, U.S.A., and has consulted for various companies on oil and gas matters.

         Lealon L. Sargent has been Chairman of the Board of PetroCorp and a director since 1983. Mr. Sargent co-founded PetroCorp in July 1983, and previously served as Chief Executive Officer and as President and Chief Operating Officer. Mr. Sargent worked in the oil and gas industry for over 39 years before retiring from PetroCorp's management at the end of 1997. From 1981 to 1983, Mr. Sargent was President of ENI Exploration Company. From 1980 to 1981, he was President of Hamilton North America. Prior to that time, Mr. Sargent spent the majority of his career with Tenneco Oil Company, rising to the position of Senior Vice President of Worldwide Exploration and of North American Onshore Exploration and Production. He received a B.S. in Geology from the University of Oklahoma and an A.M.P. from Harvard Graduate School of Business.

Other Directors

     The following table sets forth the name and age of each director of the Company not up for election this year, his principal position with the Company, the year he became a director of the Company and the year that his term as a director expires.


                                                         Term       Director
              Name/Position                    Age      Expires       Since
              -------------                    ---      -------       -----

              Thomas N. Amonett
               Director .....................  59         2004         1993

              Steven R. Berlin
               Director .....................  58         2005         2001

              Gary R. Christopher
               Director .....................  53         2005         1996

              W. Neil McBean
               Director .....................  55         2004         1983

              Robert C. Thomas
               Director .....................  74         2004         1997



         Thomas N. Amonett has been a director of PetroCorp since 1993. He has served as President and Chief Executive Officer of Champion Technologies, Inc., which manufactures and sells oil field chemicals, since October 1999. Prior thereto, he served as President and Chief Executive Officer of American Residential Services, Inc., a home repair business, from October 1997 until April 1999. He served as an independent business consultant from April 1999 until October 1999. He served as interim President and Chief Executive Officer of Weatherford Enterra, Inc., an oil field service company, from July 1996 to June 1997. Mr. Amonett also currently serves as a director of Stelmar Shipping, Ltd., an international provider of petroleum product and crude oil transportation services, and of Reunion Industries, Inc., a manufacturer of industrial metal products and molded plastic products for various industries.

         Steven R. Berlin has been a director of PetroCorp since June 2001 and was elected Chief Financial Officer, Secretary and Treasurer in November 1999. Mr. Berlin is also Vice President, Chief Financial Officer and Assistant Secretary of Kaiser-Francis, where he has been employed since February 1999 on a part time basis and since September 1999 on a full time basis. Prior to joining Kaiser-Francis, Mr. Berlin was on the faculty of the University of Tulsa, where he taught business and finance courses to graduate and undergraduate students from September 1996 through August 1999. From 1973 through September 1996, Mr. Berlin worked for CITGO Petroleum Corporation and its predecessors in various financial and management positions, including the last ten years as Chief Financial Officer. Mr. Berlin has an MBA from the University of Wisconsin and is a graduate of the Stanford Executive Program. He is a Certified Public Accountant.

         Gary R. Christopher has been a director of PetroCorp since 1996 and was elected President and Chief Executive Officer of PetroCorp as of August 3, 1999. He was Acquisitions Coordinator of Kaiser-Francis Oil Company from January 1996 until December 31, 2001 when he became an employee of PetroCorp. Prior to that, he served for five years as Senior Vice President and Manager of Energy lending for Bank of Oklahoma.

         W. Neil McBean served as Chief Executive Officer of PetroCorp from 1996 until August 1999 and President from 1986 until August 1999. Mr. McBean is currently an independent management consultant in the oil and gas industry, and since February, 2002, has been the Chief Executive Officer of Andex Resources, LLC, a privately held independent oil and gas company. He has been a director of PetroCorp since 1983. Mr. McBean graduated from the University of British Columbia with a bachelor's degree in Chemical Engineering in 1969.

         Robert C. Thomas has been a director of PetroCorp since April 1997. Since 1994, Mr. Thomas has been retired from Tenneco Gas Company, where he served as Chairman and Chief Executive Officer from 1990. He originally joined Tenneco in 1956 and served in a variety of engineering, management and executive positions in both Tenneco Oil Company and Tenneco Gas Company. Mr. Thomas is currently a director of ATP Oil and Gas Corporation.


Meetings and Committees of the Board of Directors

         During the Company's last fiscal year, the Board of Directors of the Company held six meetings. No director attended less than 75% of the total number of meetings of the Board of Directors and committees of which he was a member held during the period he served.

         The Audit Committee, composed at the end of the last fiscal year of Messrs. Coughlin, Files and Thomas (chairman), met twice during the last fiscal year. Additionally, the chairman of the Audit Committee, on a quarterly basis, conducts a telephonic meeting with the independent accountants after they have completed their review of the interim financial statements. The Audit Committee reviews with the Company's independent public accountants the plan, scope and results of the annual audit and the procedures for and results of tests of the system of internal controls. The Audit Committee acts pursuant to the Audit Committee Charter. Each of the members of the Audit Committee qualifies as an "independent" Director under the current listing standards of the American Stock Exchange. Mr. Files has been designated as the "Audit Committee Financial Expert."

         The Compensation and Benefits Committee, composed at the end of the last fiscal year of Messrs. Amonett (chairman), Fuller, McBean and Sargent, met one time during the last fiscal year. The Compensation Committee approves the salaries and other compensation of officers, administers any existing bonus plans for executive and other officers, makes recommendations to the Board regarding any present or future stock option plans and, pursuant to the Company's Stock Option Plan, awards stock options to executive and other officers who have been recommended by management.

         The Nominating Committee, composed at the end of the last fiscal year of Messrs. Amonett, Christopher, Fuller, McBean and Sargent, did not meet during the last fiscal year but the entire Board did address director nominations at its meetings. This committee nominates persons for election by the Company's shareholders to the Board of Directors. Shareholders who wish to nominate persons for election to the Board of Directors must comply with the provisions of the Company's Bylaws described below under "Nominations and Proposals for Next Annual Meeting."

Compensation of Directors

         Each director who is not an employee of the Company is reimbursed for expenses incurred in attending meetings of the Board of Directors or a committee thereof and receives an annual retainer (paid on a quarterly basis) of $15,000, plus a fee of $1,000 for each meeting of the Board attended and $500 for each meeting of a committee attended except for the Audit Committee Chairman, who shall receive $2,500 per committee meeting beginning January 1, 2003. Mr. Berlin accepts no compensation for his service on the Board.

         In addition, each non-employee director of the Company receives an option for 5,000 shares of Common Stock on the date of his or her appointment and an option for 5,000 shares of Common Stock on the date of each Annual Meeting of Shareholders of the Company. If there are insufficient shares of Common Stock available to make the automatic director awards under the 2000 Stock Option Plan on the applicable date, then all directors who are entitled to a grant on that applicable date will share ratably the number of shares then available under the 2000 Stock Option Plan. Those directors will have no right to receive a grant in the future with respect to any deficiency of shares available on the grant date.

         Director options become fully vested six months after the grant date. The option purchase price of Director options will be the fair market value of the stock on its effective grant date. Each director option automatically includes a stock appreciation right. Director options expire ten years from the grant date; however, they may be terminated earlier if the director ceases to be a director of the Company. Upon the director's resignation date, vested Director options may be exercised within three years.

Executive and Other Officers

         The following table sets forth the names, ages and positions of each executive officer of the Company, all of whom serve at the discretion of the Board of Directors except Messrs. Christopher and Dunham who have employment agreement with the Company further discussed on page 12. All of PetroCorp's principal officers with the exception of Messrs. Christopher and Dunham, are employees of Kaiser-Francis helping Kaiser-Francis fulfill its management obligations under a management agreement with PetroCorp.

    Name                                      Age     Position
    ----                                      ---     --------
    Gary R. Christopher .....................  53     President and Chief Executive Officer
    Steven R. Berlin ........................  58     Chief Financial Officer, Secretary and Treasurer
    Richard L. (Rick) Dunham ................  50     Executive Vice President-Operations and Engineering
    Craig Dolinsky ..........................  49     Vice President-Land
    Ted Jacobson ............................  62     Vice President- U.S. Operations
    Richard P. Salamon ......................  54     Vice President-Marketing
    David H. Stevens ........................  54     Vice President-Exploration
    Steven E. Amos ..........................  48     Corporate Controller

         Gary R. Christopher's and Steven R. Berlin's background information is set forth above.

         Richard L. (Rick) Dunham was elected Executive Vice President-Operations and Engineering in December 2001. Mr. Dunham had previously served as Senior Vice President-Engineering since November 1999. Mr. Dunham became an employee of PetroCorp on January 1, 2002. Mr. Dunham previously served as an employee of Kaiser-Francis and holding various positions at Kaiser-Francis since joining Kaiser-Francis in 1985. He has been a member of the management committee, Manager of Canadian Enhancements,

Special Projects Manager, and has performed duties as a Petroleum, Reservoir, and Acquisitions Engineer. In addition, Mr. Dunham has considerable experience in reserve analysis, economics and risk analysis, gas marketing and contracts, and oil and gas litigation throughout the U.S. and western Canada. Mr. Dunham graduated Magna Cum Laude in Petroleum Engineering from the University of Missouri at Rolla in 1973, and joined Shell Oil Company in New Orleans, working South Louisiana and Offshore in Operations and Reservoir Engineering. From 1979 through 1985 he held positions as Acquisitions Engineer, Enhanced Recovery Projects Manager, Operations and Engineering Manager for MAPCO, R&R Exploration, Twin Eagle Petroleum, Petra Petroleum, and Santa Fe Minerals.

         Craig M. Dolinsky was elected Vice President-Land in November 1999. Mr. Dolinsky has been a Landman with Kaiser-Francis from 1981 to present. His land responsibilities have included several large acquisitions as well as exploration and development of key plays in Oklahoma, Texas and Wyoming. In 1991, he began Kaiser-Francis' land efforts in Canada. He continues to be involved in exploration and development strategies, contracts, acquisitions and litigation in both the U.S. and Canada. Mr. Dolinsky has a B.A. in Business Administration from Western State College of Colorado and is a member of the American Association of Petroleum Landmen, Tulsa Association of Petroleum Landmen and Canadian Association of Petroleum Landmen.

         Ted T. Jacobson was elected Vice President-Operations in November 1999. Mr. Jacobson is also manager of Drilling and Production for Kaiser-Francis. He has been employed by Kaiser-Francis since 1980. Mr. Jacobson began his oil and gas career in 1967 with Sunray DX Oil Company (later Sun Oil Company) in Corpus Christi, Texas, as a drilling and production engineer. From 1969 through 1978, he served in various positions such as Production Engineer, Manager of Conservation, Area Engineer and Region Manager of engineering in Tulsa, Oklahoma. From 1978 until 1980, he was District Engineer with Sun Gas in the Houston, Texas, offshore office. Mr. Jacobson graduated from St. Johns University in Minnesota in 1963 with a B.A. in Math and Physics. He served in the U.S. Army Corp of Engineers from 1963 until 1967, when he was discharged with the rank of Captain.

         Richard P. Salamon was elected Vice President-Marketing in November 2002. Since 1986, he has been employed by Kaiser-Francis Oil Company and currently serves as Manager of Product Sales and Assistant Secretary. He has previously served as Director of Natural Gas Marketing. Prior to that time, he was Manager of Hydrocarbon Marketing for Samson Resources and Senior Vice President of Premier Gas Company. From 1971 to 1984, Mr. Salamon held various positions with El Paso Natural Gas Company and was responsible for Anadarko and Permian Basin gas acquisitions. Mr. Salamon is a member of the International Association for Energy Economics, and in his second term as Chairman of the Natural Gas Committee he represents the Oklahoma Independent Petroleum Association in natural gas matters before the Oklahoma Corporation Commission and the Federal Energy Regulatory Commission. He also served as a Director of the Natural Gas Association of Oklahoma. Mr. Salamon has a Masters Degree in Economics from New Mexico State University.

         David H. Stevens was elected Vice President-Exploration in November 1999. Mr. Stevens has been employed at Kaiser-Francis as a geologist and geophysicist since 1987. He has supervised Kaiser-Francis prospect generating efforts in the Gulf Coast as well as all Kaiser-Francis geophysical operations during that time. Mr. Stevens has held various exploration management positions since graduating from the University of Wyoming with a bachelors degree in geology and geophysics in 1971, including Exploration Offshore Project Leader with Conoco in Houston, Exploration Projects Director with Conoco in Oklahoma City, Regional Exploration Manager with Grace Petroleum in Oklahoma City and Exploration Vice President with Indian Wells Oil Co. in Tulsa.

         Steven E. Amos was elected Corporate Controller in February 2000. Mr. Amos has been an employee of Kaiser-Francis since October 1990. Prior to that, he held various positions with several independent oil companies in Tulsa and worked for the C.P.A. firm of Arthur Young & Company. Mr. Amos is a C.P.A. and has a degree in accounting from the University of Arkansas and an M.B.A. from the University of Tulsa.

Executive Compensation

         All of PetroCorp's principal officers with the exception of Messrs. Christopher and Dunham, are employees of Kaiser-Francis helping Kaiser-Francis fulfill its management obligations under a management agreement with PetroCorp. In this capacity, these officers of PetroCorp do not receive compensation from PetroCorp, but instead receive compensation from Kaiser- Francis. This compensation reflects efforts, not only on behalf of PetroCorp, but also for the other companies they may serve, including Kaiser-Francis. As of January 1, 2002, Gary R. Christopher and Richard L. Dunham became employees of PetroCorp.

         Instead of paying rent, certain other overhead costs and compensation to its principal officers other than Messrs. Christopher and Dunham, PetroCorp pays Kaiser-Francis a management fee. For the year ended December 31, 2002, PetroCorp paid Kaiser-Francis $1,965,000 in management fees under the management agreement. Of that $1,965,000, $494,000 (or 25%) is considered by PetroCorp to be reimbursement of officers' salaries and expenses. The remaining 75% of management fees are related to other non-employee related costs and expenses. The table below sets forth for the three fiscal years ended December 31, 2002, 2001 and 2000 all compensation paid to the chief executive officer and Executive Vice President by PetroCorp. All executive officers which might otherwise be named executive officers are employees of Kaiser-Francis and are compensated by Kaiser-Francis, which in turn has a management agreement with PetroCorp.

                           Summary Compensation Table

                                                                                      Long-Term
                   Annual Compensation                                             Compensation (1)
-----------------------------------------------------------    ---------------------------------------------------------

                                                                                     Securities
Name and Principal        Fiscal                              Other Annual          Underlying          All Other
   Position (2)            Year      Salary($)    Bonus($)     Compensation         Stock Options     Compensation(2)
   ------------            ----      ---------    --------     ------------         -------------     ---------------
Gary R. Christopher,       2002      $242,500          0               0               30,000                0
  President and Chief      2001             0          0               0               30,000                0
  Executive Officer        2000             0          0               0               19,650                0

Richard L. Dunham,
  Executive Vice           2002       206,500          0               0               15,000                0
  President, Operations    2001             0          0               0               15,000                0
  and Engineering          2000             0          0               0               15,000                0


------------------------
(1) No officers or employees of PetroCorp participate in a restricted stock plan, stock appreciation right plan or other long-term incentive plan.

(2) As of the fiscal year ended December 31, 2001, Messrs. Christopher and Dunham were employees of Kaiser-Francis and were compensated by Kaiser-Francis, which in turn has a management agreement with PetroCorp. Beginning

January 1, 2002, Messrs. Christopher and Dunham became employees of PetroCorp. The following table sets forth certain information concerning stock options granted to Mr. Christopher and Mr. Dunham during the 2002 fiscal year.

     The following table sets forth certain information concerning stock options granted to Named Executive Officers during the 2002 fiscal year.

                     Options/SAR Grants in Last Fiscal Year
                     --------------------------------------

                                         % of Total                                         Grant
                            Options    Options Granted                                       Date
                            Granted    to Employees in       Exercise      Expiration       Present
             Name            (#)(1)      Fiscal Year       Price ($/Sh)       Date         Value $(3)
             ----            ------      -----------       ------------       ----         ----------
Gary R. Christopher,         30,000          19.5%             $9.25          (2)           $161,600
  President and Chief
  Executive Officer

Richard L. Dunham,           15,000           9.7               9.25          (2)             80,650
  Executive Vice
  President, Operations
  and Engineering

---------------------
(1) Granted pursuant to 2002 awards under PetroCorp 2000 Stock Option Plan.

(2) The options granted pursuant to 2002 awards under the PetroCorp 2000 Stock Option Plan vest and become exercisable 12 months after they are granted. Vested options are exercisable only during the ten year period commencing on the grant date.

(3) Present value at date of grant is based on the Black-Scholes Option Pricing Model adopted for use in valuing executive stock options based on the following assumptions: 36% volatility factor; underlying price of $9.25; option price of $9.25; risk free rate of return of 5.3%; and no dividends. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so there is no assurance the value realized by the named executive will be at or near the value estimated by the Black-Scholes Model.

         The following table sets forth certain information concerning the exercise of stock options by Messrs. Christopher and Dunham during fiscal year 2002 and the 2002 fiscal year-end value of unexercised options.

                       Aggregated Option/SAR Exercises in
                  Last Fiscal Year and FY-End Option/SAR Values
                  ---------------------------------------------

                                                                    Number of Unexercised         Value of Unexercised In
                                 Shares                                    Options                  the Money Options at
                                Acquired          Value                 at FY-End (#)                  FY-End ($)/(1)/
                                   on            Realized      ------------------------------ ------------------------------
 Name                          Exercise (#)         ($)           Exercisable/Unexercisable      Exercisable/Unexercisable
--------------------------    -------------     -----------    ------------------------------ ------------------------------
Gary R. Christopher,                0               $0              55,650        30,000         $87,809         $30,000
President and Chief
Executive Officer

Richard L. Dunham,                  0                0              30,000        15,000          69,300          15,000
Executive Vice
President, Operations
and Engineering

----------------------
/(1)/ Values are calculated by subtracting the exercise or base price from the fair market value of the stock as of the exercise date or fiscal year-end, as appropriate.

                      Equity Compensation Plan Information

         The following table provides information about the Company's equity compensations plans in effect at December 31, 2002, aggregated for two categories of plans: those approved by shareholders and those not approved by shareholders. Plans approved by shareholders include the 1992 PetroCorp Stock Option Plan, the 1997 PetroCorp Non-Employee Director Stock Option Plan, and the PetroCorp 2000 Stock Option Plan. The material features of the plans are described below. There are no plans which have not been approved by shareholders.

                                                                                             Number of securities
                                                                                            remaining available for
                                                                                             future issuance under
                             Number of securities to            Weighted-average              equity compensation
                             be issued upon exercise           exercise price of               plans (excluding
                             of outstanding options,          outstanding options,         securities reflected( in
Plan Category               warrants, and rights/(1)/       warrants, and rights/(1)/      the first column)/(1)(2)/
Equity compensation
   plans approved by
   security holders                     496,650                             $8.37                        188,433
Equity compensation
   plans not approved
   by security holders                        0                                 0                              0
                            --------------------            ----------------------         ----------------------
         Total                          496,650                             $8.37                        188,433

--------------------------
/(1)/ As of December 31, 2002

/(2)/ Does not include 589,357 shares authorized under the 1992 PetroCorp Stock Option Plan and 1997 PetroCorp Non-Employee Director Stock Option Plan which was replaced by the PetroCorp 2000 Stock Option Plan.

         PetroCorp 2000 Stock Option Plan

         The maximum number of shares of common stock with respect to which options, director options and stock appreciation rights may be granted under the 2000 Plan is 600,000; provided that no more than 225,000 shares will be subject to new grants in any one year. The 2000 Plan currently has 188,433 shares available for issuance pursuant to granting of future options. No awards may be made pursuant to the 2000 Plan after December 31, 2005. The Compensation Committee of the Board of Directors administers the 2000 Plan, including the recipients of awards (other than automatic director options), exercise price, vesting of the options (which may be no earlier than six months after the grant date) and the period during which the options may be exercised (which may not exceed ten years from the grant date). Each director who is not also an employee of the Company receives awards automatically under the 2000 Plan. Directors receive options for 5,000 shares on their date of election or appointment. In addition, each director serving on the day of the regular annual meeting of shareholders automatically receives a director option for 5,000 shares. Each director option automatically includes a stock appreciation right. All options granted under the 2000 Plan are incentive stock options. Stock appreciation rights may only be granted in tandem with the grant of an option. For additional description of the director options, see Director Compensation on page 7 of this proxy statement.

         1997 Non-Employee Director Stock Option Plan

         1997 Non-Employee Director Stock Option Plan has been replaced by the PetroCorp 2000 Stock Option Plan. The options granted under the 1997 Non-Employee Director Stock Option Plan have exercise prices ranging from $6.75 to $8.63 and are fully vested. There are currently 23,000 options outstanding under the 1997 Director Plan. All options granted under the 1997 Plan expire on or before October 31, 2009.

         Amended and Restated 1992 PetroCorp Stock Option Plan

         The Amended and Restated 1992 PetroCorp Stock Option Plan has been replaced by the PetroCorp 2000 Stock Option Plan. The options granted under the Amended and Restated 1992 PetroCorp Stock Option Plan have exercise prices ranging form $5.00 to $10.00 and are fully vested. There are currently 80,000 options outstanding under the 1992 Plan. All options granted under the 1992 Plan expire on or before February 28, 2006.


Other Employee Benefits

         Pursuant to an agreement with the Company, Mr. Sargent will receive $50,000 per year for ten years following his retirement from the Company, which was effective at the end of 1997. Should his death occur prior to the receipt of all benefits under this agreement, Mr. Sargent's surviving spouse or estate, as applicable, will receive the remainder of such payments.

         Employment agreements are in effect between the Company and Messrs. Christopher and Dunham. Mr. Christopher's agreement provides that Mr. Christopher will be employed by the Company in the position of President and Chief Executive Officer. Mr. Dunham's agreement provides that Mr. Dunham will be employed by the Company in the position of Executive Vice President and Manager of Operations and Engineering. Both agreements are for three years beginning January 1, 2002. The Company may only terminate the agreements for cause. The agreements automatically terminate in the event of a business combination transaction as defined in the agreement, the effective date of which is to be mutually agreed upon by the executive and the Company, but in no event later than the first day of the third full calendar month following the month in which the business combination transaction is consummated. The agreements provide for an annual incentive bonus based primarily upon growth of the Company. Such bonus may not exceed fifty percent of the executive's annual salary. In the event of a business combination transaction, Messrs. Christopher and Dunham are entitled to severance payments, the amounts of which are determined, in part, by the value of the Company at the time of the business combination transaction, as well as the transaction value. The amount of the severance payment may not exceed five times the executive's annual salary. The employment agreements of Messrs. Christopher and Dunham were filed as exhibits to the Company's Annual Report on Form 10-K, filed March 26, 2002.

Compensation Committee Interlocks and Insider Participation

     Mr. Files has been nominated as a director upon the recommendation of St. Paul, but he is not employed by or otherwise associated with St. Paul, a beneficial owner of approximately 13.7% of PetroCorp.

     Messrs. Coughlin and Fuller were nominated as directors by the board of directors of Southern Mineral Corporation pursuant to a merger agreement between PetroCorp and Southern Mineral whereby Southern Mineral was merged into PetroCorp Acquisition Company, a wholly owned subsidiary of PetroCorp Incorporated.

Stock Performance Graph

     The following graph compares the performance of the Company's Common Stock to the Standard & Poor's 500 Stock Index ("S&P 500 Index") and to the Standard & Poor's 500 Integrated Oil and Gas Index ("S&P Integrated Oil & Gas Index"). The graph assumes that the amount of investment was $100 December 31, 1997 and that all dividends were reinvested.

                      Comparison of Cumulative Total Return

                                    [GRAPH]

==================================================================================================================
                                  12/31/1997    12/31/1998   12/31/1999   12/31/2000    12/31/2001   12/31/2002
------------------------------------------------------------------------------------------------------------------
PetroCorp Incorporated -
------------------------------------------------------------------------------------------------------------------
        Closing Price                $  8.25       $  5.75      $  5.81      $  9.75       $  9.00      $ 10.25
------------------------------------------------------------------------------------------------------------------
PetroCorp Inc.                       $100.00       $ 69.70      $ 70.42      $118.18       $109.09      $124.24
------------------------------------------------------------------------------------------------------------------
S&P 500 Index                        $100.00       $128.58      $155.63      $141.46       $124.65      $ 97.10
------------------------------------------------------------------------------------------------------------------
S&P 500 Integrated Oil & Gas         $100.00       $108.89      $128.14      $141.53       $133.39      $117.12
==================================================================================================================

             Compensation Committee Report on Executive Compensation

     With the implementation of the Company's Management Agreement with Kaiser-Francis, as described below under "Certain Transactions," no executive officers, other than Gary Christopher and Richard Dunham, will receive direct compensation from the Company in future years except pursuant to the 2000 Stock Option Plan.

     The 2000 Plan is administered by the Compensation Committee. Subject to the terms of the 2000 Plan, the Compensation Committee selects the employees to be granted awards, determine the terms and provisions of awards, construes the 2000 Plan, prescribes and rescinds rules and regulations relating to the 2000 Plan and make any other determinations necessary or advisable for the administration of the 2000 Plan. With respect to the 2002 fiscal year, the awards granted during the 2002 fiscal year were based on the evaluation by the Compensation Committee of the performance of the Company and the performance of the individual officer. The responsibility of each executive officer for the various established corporate goals and the performance in meeting those goals were considered in awarding options.

     All forms of compensation under the 2000 Plan relate to the Common Stock of the Company. The maximum aggregate number of shares of Common Stock with respect to which options, directors options and stock appreciation rights may be granted from time to time under the Plan is 600,000; provided, however, that no more than 225,000 shares will be subject to new grants in any one year. During fiscal year 2002, 154,000 options were granted under the 2000 Plan to employees and directors of PetroCorp. The 2000 Plan will terminate on the tenth anniversary of its approval by shareholders; however, no awards shall be made pursuant to the 2000 Plan after December 31, 2005. In determining the compensation for PetroCorp's two employees, Messrs. Christopher and Dunham, the Compensation Committee retained PricewaterhouseCoopers, LLP to provide industry compensation information as part of its basis for determining executive compensation.

COMPENSATION COMMITTEE

THOMAS N. AMONETT - CHAIRMAN
THOMAS R. FULLER
W. NEIL McBEAN
LEALON L. SARGENT

                             Audit Committee Report

     The role of the audit committee is to assist the board of directors in its oversight of the Company's financial reporting process, system of internal controls, audit processes and compliance with laws, regulations and Company policies. In this capacity, the Audit Committee operates under a Charter, which sets forth the duties and responsibilities of the Audit Committee. The Audit Committee reviewed the Charter at its meeting on March 6, 2003, and changed it to reflect the impact of various law and regulatory changes on corporate governance and audit committee responsibilities. The full text of the Charter is included in the Proxy as Appendix A.

     Management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles and its system of internal controls. The independent accountants are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. The Audit Committee's responsibility is to monitor and review these processes.

     In the performance of its oversight function, the Audit Committee addressed the following specific matters:

     We reviewed the quarterly Forms 10-Q and the year-end financial statements included in the Form 10-K for the year 2002 and discussed them with management and the independent accountants,

     We discussed with management and the independent accountant the current and potential future impact to the Company of the Sarbanes-Oxley Act of 2002, along with related regulatory changes by the Securities and Exchange Commission and the American Stock Exchange,

     We discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61,

     We received the written disclosures from the independent accountants required by Independence Standards Board Standard No. 1,

     We discussed with the independent accountants matters relevant to the planning and implementation of their audit of the Company's financial statements,

     We reviewed the fees paid to the independent accountants, PricewaterhouseCoopers LLP ("PwC"). Aggregate fees for professional services rendered for the Company by PwC for the years ended December 31, 2001 and 2002 were:

                                             2001                     2002
                                             ----                     ----

             Audit                         $184,794                 $166,990
             Audit Related                   41,725                   43,350
             Tax                            112,544                   80,452
             All Other                       39,004                        0
                                 -------------------        -----------------
             Total                          378,067                  290,792

     The Audit fees for the years ended December 31, 2001 and 2002, respectively, were for professional services rendered for the audits of the consolidated financial statements of the Company, audit work performed related to SMC Ecuador, Inc., interim reviews of the financial statements of the Company for inclusion in Form 10-Q and assistance relating to the filing of registration statements.

     The Audit Related fees for the years ended December 31, 2001 and 2002, respectively, were for assurance and related services related to audits of schedules in connection with JBH acquisition, Westland WOGP acquisition, Freeport-McMoran/Mobil acquisition, Westland WPC acquisition, and PCC Energy, Inc.

     Tax fees for the years ended December 31, 2001 and 2002, respectively, were for services related to tax compliance, including the preparation of tax returns and claims for refund; and tax planning and tax advice, including assistance with tax audits and appeals, advice related to mergers and acquisitions, or requests for technical advice.

     All Other fees for the year ended December 31, 2001 related to the executive compensation study.

     The Company's Audit Committee has not yet adopted/enacted pre-approval policies and procedures for audit and non-audit services. Therefore, the proxy disclosure does not include pre-approval policies and procedures and related information. The Company is early-adopting components of the proxy fee disclosure requirements; the requirement does not become effective until periodic annual filings for the first fiscal year ending after December 15, 2003.

     Based on these reviews and discussions, the Committee recommended to the Board of Directors that the financial statements be included in the Company's Annual Report on Form 10-K, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

ROBERT C. THOMAS - CHAIRMAN
PAUL J. COUGHLIN, III
MARK W. FILES

Certain Transactions

         In connection with the purchase by Kaiser-Francis of PetroCorp common stock from two significant shareholders during 1996, Kaiser-Francis succeeded to rights under a registration rights agreement previously entered into between PetroCorp and those shareholders, which agreement is substantially similar to another registration rights agreement previously entered into between PetroCorp and two subsidiaries of St. Paul.

         As part of a restructuring plan, on August 3, 1999, PetroCorp's board entered into the Kaiser-Francis management agreement, under which Kaiser-Francis provides management, technical, and administrative support services for all of PetroCorp's operations in the United States and Canada. The shareholders of PetroCorp approved the management agreement in October 1999 and it took effect on November 1, 1999. A new slate of corporate officers was approved at that time.

         The management agreement provides that Kaiser-Francis will perform oil and gas operations and administrative support functions with respect to PetroCorp's properties in both the United States and Canada.

         Oil and gas operations to be performed by Kaiser-Francis include, for example:

  . geological and geophysical functions, including prospect generation and evaluation;

  . identification and evaluation of potential property acquisitions and divestitures;

  . engineering;

  . lease operations;

  . marketing;

  . contract negotiation and administration;

  . regulatory compliance; and

  . land functions.

         In addition, Kaiser-Francis performs administrative functions on behalf of PetroCorp, including, for example:

  . land functions;

  . accounting, tax and audit functions;

  . insurance;

  . investor relations; and

  . retaining third party consultants, such as attorneys and accountants, on behalf of PetroCorp.

         Under the management agreement, Kaiser-Francis may not make material decisions without the approval of PetroCorp's Board of Directors. Material decisions include:

  . expenditures in excess of $250,000;

  . sales of PetroCorp assets valued in excess of $500,000;

  . long term production sales agreements;

  . placement of certain liens on the Company's assets; and

  . initiation or settlement of material litigation.

         PetroCorp's principal officers, who are approved by PetroCorp's Board of Directors, are responsible for executing all contracts and other instruments on behalf of the Company.

         For properties not operated by PetroCorp, the services fee payable to Kaiser-Francis is, in most cases, equal to $50.00 per month per well. As to properties operated by PetroCorp, Kaiser-Francis receives as its services fee the administrative and overhead fees charged under applicable operating agreements.

         During the year ended December 31, 2001, Kaiser-Francis received an additional service fee of $12,500. Effective January 1, 2002, Gary Christopher and Richard Dunham left Kaiser-Francis and became employees of PetroCorp. At that time, the monthly service fees paid to Kaiser-Francis were reduced by a net, monthly amount of $8,333.

         For services of a non-routine nature that are performed in-house by Kaiser-Francis, Kaiser-Francis shall receive compensation at a mutually agreed rate that is competitive with the generally available rate charged for such services. PetroCorp also reimburses Kaiser-Francis for certain direct out-of-pocket expenses identified in the management agreement that are incurred by Kaiser-Francis in performing its obligations thereunder. For the year ended December 31, 2002, Kaiser-Francis received $1,965,000 from PetroCorp for management fees under the management agreement.


Section 16 Beneficial Ownership Reporting Compliance

         Under Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, executive officers, and ten percent shareholders are required to report to the Securities and Exchange Commission, by specific due dates, transactions and holdings in the Company's Common Stock. The Company believes that during the fiscal year ended December 31, 2002, all such filing requirements were satisfied in a timely manner.


                         INDEPENDENT PUBLIC ACCOUNTANTS

         PricewaterhouseCoopers LLP, independent public accountants, has been reappointed by the Board of Directors of the Company as independent auditors for the Company to examine and report on its financial statements for 2003. Representatives of PricewaterhouseCoopers are expected to be present at the Shareholders' Annual Meeting, with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

                                  OTHER MATTERS

         The Board of Directors knows of no matters other than those described above that are likely to come before the Annual Meeting. If any other matters properly come before the meeting, persons named in the accompanying form of proxy intend to vote such proxy in accordance with their best judgment on such matters.

                NOMINATIONS AND PROPOSALS FOR NEXT ANNUAL MEETING

         A shareholder wishing to nominate a candidate for election to the Board of Directors at any annual or special meeting is required pursuant to the Company's Bylaws to give written notice to the Secretary of the Company, together with a written consent of such person to serve as a director, before the close of business on the tenth day following the date on which notice of such meeting is first given to shareholders. In addition, the notice must comply with certain provisions set forth in the Company's Bylaws and may be disregarded if such provisions are not observed.

         Any proposals of holders of Common Stock of the Company intended to be presented at the annual meeting of shareholders of the Company to be held in 2004 must be received by the Company at 6733 South Yale Avenue, Tulsa, Oklahoma 74136, Attention: Secretary, no later than December 30, 2003, to be included in the proxy statement relating to that meeting.


                                             By Order of the Board of Directors,


                                             Steven R. Berlin, Secretary





Tulsa, Oklahoma
April 25, 2003

         THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 TO INTERESTED SECURITY HOLDERS ON REQUEST. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBITS DESCRIBED IN THE LIST ACCOMPANYING SUCH REPORT UPON PAYMENT OF REASONABLE FEES RELATING TO THE COMPANY'S FURNISHING SUCH EXHIBITS. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE COMPANY AT 6733 SOUTH YALE AVENUE, TULSA, OKLAHOMA 74136,
ATTENTION: SECRETARY.

                                   Appendix A
                             PETROCORP INCORPORATED

                             AUDIT COMMITTEE CHARTER

Purpose

The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibilities to oversee management's conduct of the Company's financial reporting process. This includes the review of financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting financial and disclosure controls, and the annual independent audit of the Company's financial statements. This specifically includes monitoring the responsibilities of Kaiser-Francis Oil Company (provided that the management contract is in place) with respect to its financial reporting responsibilities for the company. In so doing, the Audit Committee will endeavor to maintain free and open means of communication between the Directors, the independent auditors and the financial management of the Corporation.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

The Committee shall review the adequacy of the Charter on an annual basis.

Membership

The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the independence and experience requirements of the Section 10A(M)(3) of the Securities Exchange Act of 1934 and also the requirements of the American Stock Exchange at all times the company has shares listed on that exchange.

Accordingly, all of the members will be directors:

         1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

         2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

Key Responsibilities

The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurances as to the Company's financial statements or any professional certification as to the outside auditor's work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide, as appropriate, given the circumstances.

      .          The Committee shall review with the management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K and review and consider with the outside auditors the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61.
      .          As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61; this review will occur prior to the Company's filing of the Form 10-Q.
      .          The Committee shall review with the independent auditors
           management's financial and accounting personnel, the adequacy and effectiveness of the accounting, financial and disclosure controls of the Corporation, and elicit recommendations for the improvement of such control procedures in particular areas where new and more detailed controls or procedures are desirable. Particular emphasis shall be given the adequacy of such controls to expose payments, transactions, or procedures that might be deemed illegal or otherwise improper or provide for the possibility of the disclosure of untrue or misleading information.
      .          The Committee shall:
           - Request from the outside auditors annually a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board
                 Standard Number 1;
           - Discuss with the outsider auditors any such disclosed relationship and the impact on the outside auditor's independence;
           - Recommend that the Board take appropriate action in response to the outside auditor's report to satisfy itself of the auditor's independence; and
           - Establish procedures to receive and evaluate confidential and/or anonymous submissions by employees or contractors to the
                 company regarding internal, disclosure and accounting controls or accounting and auditing matters.
      .          The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor.

                                   Appendix B
                             PETROCORP INCORPORATED
                  ANNUAL MEETING OF SHAREHOLDERS - May 29, 2003
           This Proxy Is Solicited on Behalf of the Board of Directors

         The undersigned holder of Common Stock of PetroCorp Incorporated (the "Company") hereby appoints Frederic Dorwart and Tamara R. Wagman, or any one of them, his or her proxies with full power of substitution, to vote at the Annual Meeting of Shareholders of the Company and at any adjournment thereof, the number of votes which the undersigned would be entitled to cast if personally presented on all matters coming before the meeting.

1. Election of directors for a term expiring in 2006;

                [_] FOR                          [_] WITHHOLD AUTHORITY
                All nominees listed below        to vote for all nominees
               (except as marked below)          listed below

                                   Lealon L. Sargent
                                   Paul J. Coughlin, III
                                   Mark W. Files
                                   Thomas R. Fuller

INSTRUCTIONS: To withhold authority to vote for any nominee, draw a line through or strike out that nominee's name as set forth above.

2. To consider and take action, in accordance with their best judgment, upon any other matter which may properly come before the meeting or any adjournment thereof.

     (continued and to be signed on other side)

_____________________________________________________

         All as more particularly described in the proxy statement dated April 25, 2003 relating to such meeting, receipt of which is hereby acknowledged.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the nominees listed in Proposal 1.

                                                     Signature of Shareholder(s)
                                                     ---------------------------

                                                     Please sign your name
                                                     exactly as name appears
                                                     hereon. Joint owners
                                                     must each sign. When
                                                     signing as attorney,
                                                     executor, administrator,
                                                     trustee or guardian,
                                                     please give your full
                                                     title as it appears
                                                     herein.

                                             Dated: ______________________, 2003

         Please mark, sign, date and return in the enclosed envelope, which requires no postage if mailed in the United States.